UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
March 17, 2009

AXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4281 Technology Drive

Fremont, California 94538
(Address of principal executive offices)

(510) 683-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 18, 2009, AXT, Inc. (the “Company”) announced that Dr. Philip C. S. Yin has resigned as chairman and chief executive officer of the Company, to pursue other opportunities, effective immediately.  Dr. Yin has also resigned as a member of the Board of Directors.  Jesse Chen, an AXT director since 1998 and our Lead Independent Director, has been named non-executive Chairman of the Board of Directors, effective immediately. The Board of Directors will be conducting a search for a successor Chief Executive Officer.

A copy of the press release announcing this action is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
No.	Description
Exhibit 99.1	Press Release dated March 18, 2009 announcing management changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2009

AXT, Inc.

By:	/S/ WILSON W. CHEUNG
Wilson W. Cheung
Chief Financial Officer